UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): January 26, 2009


                               NATIONAL COAL CORP.
             (Exact name of registrant as specified in its charter)


          FLORIDA                      0-26509                   65-0601272
(State or other jurisdiction         (Commission              (I.R.S. Employer
   of incorporation)                 File Number)            Identification No.)


                            8915 GEORGE WILLIAMS ROAD
                           KNOXVILLE, TENNESSEE 37923
                (Address of Principal Executive Offices/Zip Code)


                                 (865) 690-6900
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))


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ITEM 5.02         DEPARTURE  OF  DIRECTORS  OR  CERTAIN  OFFICERS;  ELECTION  OF
                  DIRECTORS;   APPOINTMENT  OF  CERTAIN  OFFICERS;  COMPENSATORY
                  ARRANGEMENTS OF CERTAIN OFFICERS

         APPOINTMENT OF NEW SENIOR VICE PRESIDENT OF NATIONAL COAL OF ALABAMA

         Effective January 26, 2009, Scott A. Deppe was appointed to the newly created position of Senior Vice President of National Coal of Alabama, Inc., a subsidiary of the National Coal Corp. Mr. Deppe will be based in our Birmingham, Alabama offices and will be responsible for our Alabama operations.

         Prior to this position at National Coal, Mr. Deppe, age 55, served as Vice President, Chief Operating Officer and Director at Clearwater Natural Resources, LLC based in Leburn, KY. In 2004, before his service at Clearwater, he served as Vice President of Colombian Operations at Drummond Company, LTD. in Colombia, South America, and from 1996 to 2004, he held the position of Vice President and General Manager at Triton Coal Company LLC in Gillette, WY.

         The terms of Mr. Deppe's employment are set forth in an employment offer letter, dated January 23, 2009, which offer letter provides for:

         o the payment to Mr. Deppe of a base salary of $215,000 per annum;

         o eligibility to receive a discretionary bonus of up to 50% of his base salary;

         o a stock option to purchase up to 50,000 shares of our common stock at an exercise price equal to the fair market value per share on the later of the date the option is granted or his start date, which option shall vest 25% on each of the first, second, third and fourth anniversaries of his start date and shall accelerate upon a change of control;

         o a $1,000,000 term life insurance policy payable 50% to National Coal of Alabama and 50% to his designee;

         o participation in all benefit plans offered to similarly situated employees; and

         o upon the termination of Mr. Deppe's employment without cause at any time prior to December 31, 2009, the payment to Mr. Deppe of 90 days base salary and acceleration of vesting of all unvested stock option.

         There are no understandings or arrangements between Mr. Deppe and any other person pursuant to which Mr. Deppe was selected as an officer. Mr. Deppe does not have any family relationship with any director, executive officer or person nominated or chosen by our Board of Directors to become a director or executive officer. Additionally, aside from the employment offer letter described herein, and the equity compensation arrangements contemplated thereunder, Mr. Deppe has never entered into a transaction with us, nor is there any proposed transaction between us and Mr. Deppe.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits.

                  The following exhibits are filed herewith:


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


                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------
                  10.1     Employment  Offer  Letter,  dated  January 23,  2009,
                           between  Scott A. Deppe and National Coal of Alabama,
                           Inc.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NATIONAL COAL CORP.

Date:  January 30, 2009                    By: /S/ MICHAEL R. CASTLE
                                               ---------------------------------
                                               Michael R. Castle
                                               Chief Financial Officer


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